UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	September 21, 2006

HOMEBANC CORP.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia		30319
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, including area code:	(404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On September 21, 2006, HomeBanc Corp. (“HomeBanc”) completed the private placement of $40 million stated liquidation amount of trust preferred securities through HMB Capital Trust V, a Delaware statutory trust sponsored by HomeBanc (the “Trust”). In connection with the transaction, HomeBanc entered into an Indenture dated as of September 21, 2006 (the “Indenture”) by and between the Trust and Wilmington Trust Company, as trustee, and issued $41,238,000 aggregate principal amount of Floating Rate Junior Subordinated Debentures Due 2036 (the “Debentures”), all of which were deposited as assets of the Trust. The Trust issued $40 million stated liquidation amount of capital securities and $1,238,000 stated liquidation amount of common securities. The securities issued by the Trust are governed by the terms of the Amended and Restated Declaration of Trust dated as of September 21, 2006 (the “Trust Agreement”) by and among Wilmington Trust Company, as Delaware Trustee and Institutional Trustee, the Administrators named therein and HomeBanc, as sponsor. Copies of the Indenture and the Trust Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated into this Item 1.01 by this reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01 above, HomeBanc established the Trust, which completed the private placement of $40 million stated liquidation amount of capital securities on September 21, 2006. The coupon rate on the capital securities is the three-month LIBOR rate plus 3.60%. The LIBOR rate, which adjusts every three months, is currently 5.39% per annum. The capital securities mature on September 21, 2036, and can be called for redemption by HomeBanc without penalty on or after September 15, 2011. Earlier redemption upon the occurrence of certain tax and investment company events is permitted based on a declining premium to par. The forms of the common securities certificate and the capital securities certificate are included as Exhibits A-1 and A-2, respectively, to the Trust Agreement filed herewith as Exhibit 10.2, and incorporated into this Item 2.03 by this reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Indenture dated as of September 21, 2006 by and between HMB Capital Trust V and Wilmington Trust Company.

10.2

Amended and Restated Declaration of Trust dated as of September 21, 2006 by and among Wilmington Trust Company, as Delaware trustee and institutional trustee, HomeBanc Corp., as sponsor, and the Administrators named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 22, 2006

HOMEBANC CORP.

		By:	/s/ ALANA L. GRIFFIN
		Name:	Alana L. Griffin
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Indenture dated as of September 21, 2006 by and between HMB Capital Trust V and Wilmington Trust Company.
10.2

Amended and Restated Declaration of Trust dated as of September 21, 2006 by and among Wilmington Trust Company, as Delaware trustee and institutional trustee, HomeBanc Corp., as sponsor, and the Administrators named therein.